THE ADVISORS’ INNER CIRCLE FUND

Harvest Funds China All Assets

Harvest Asian Bond Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated July 16, 2020

to the Harvest Asian Bond Fund’s Summary Prospectus (the “Summary Prospectus”),

the Funds’ Statutory Prospectus (the “Prospectus”),

and the Funds’ Statement of Additional Information (the “SAI”),

each dated May 1, 2020

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

On June 17, 2020, Deutsche Bank AG (“DB”) resolved charges with the Commodity Futures Trading Commission (“CFTC”) stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other alleged failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The recent Consent Order involving DB does not involve the Funds or Harvest Global Investments Limited, the Funds’ investment adviser (“HGI”). HGI has informed the Board of Trustees of the Funds (the “Board”) that, subject to the receipt of temporary and permanent exemptive orders (described below), HGI believes the Consent Order will not have a material impact on the Funds or the ability of HGI to perform services for the Funds.

HGI is a wholly owned subsidiary of Harvest Fund Management Co., Ltd. (“HFM”). DWS Group GmbH & Co. KGaA (“DWS Group”), which has an indirect 30% ownership interest in HFM, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group.

Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, HGI would not be eligible to continue to provide investment advisory services to the Funds absent an order from the Securities and Exchange Commission (the “SEC”). DB and HGI are seeking temporary and permanent orders from the SEC to permit HGI to continue to provide investment advisory services to the Funds notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past.

As of the date of this supplement, Harvest Funds China All Assets has not commenced operations and is not available for purchase. HGI continues to provide advisory services to the Harvest Asian Bond Fund consistent with its fiduciary relationship with the Fund.

Please retain this supplement for future reference.

HGI-SK-010-0100